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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report dated March 13, 1998 incorporated by reference in this Current Report on Form 8-K/A, into the Company's previously filed Registration Statements (File No. 333-11281, File No. 333-17593, File No. 333-29787, File
No. 333-36557 and File No. 333-39693).



ARTHUR ANDERSEN LLP

April 10, 1998